Exhibit 99.1

TITAN PHARMACEUTICALS CORPORATE PRESENTATION MARCH 2017 © 2017 TITAN PHARMACEUTICALS INC. NASDAQ:TTNP

FORWARD - LOOKING STATEMENTS The presentation may contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Reference is made in particular to the description of our plans and objectives for future operations, assumptions underlying such plans and objectives and other forward - looking terminology such as “may,” “expects,” “believes,” “anticipates,” “intends,” “projects,” or similar terms, variations of such terms or the negative of such terms . Forward - looking statements are based on management’s current expectations . Actual results could differ materially from those currently anticipated and such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to availability of financing, difficulties or delays in development, testing, regulatory approval, production and marketing of the Company's drug candidates, adverse side effects or inadequate therapeutic efficacy of the Company's drug candidates that could slow or prevent product development or commercialization and the uncertainty of patent protection for the Company's intellectual property or trade secrets . ProNeura is a trademark and Probuphine is a registered trademark of Titan Pharmaceuticals, Inc . 2

COMPANY SNAPSHOT 3 • Focus on proprietary therapeutics for select chronic diseases • ProNeura TM drug delivery platform provides long - term, continuous, non - fluctuating medication levels • FDA approved Probuphine ® (buprenorphine) implant – six - month maintenance treatment of opioid addiction • Large and growing market opportunity; Strong commercial partnership with Braeburn Pharmaceuticals • Initial product launch commenced Q3 - 2016 building to full - scale launch in Q1 - 2017 • Growing pipeline: Parkinson’s D isease, Hypothyroidism and other chronic disease targets

PRONEURA: LONG - TERM DRUG DELIVERY PLATFORM 4 • Active pharmaceutical ingredient (API) uniformly distributed throughout the ethylene vinyl acetate co - polymer (EVA) matrix • No reservoir, therefore no risk of drug dumping • Controlled rate of drug delivery and virtually 100% bioavailability EVA POLYMER API IMPLANT BLENDED & EXTRUDED +

PRONEURA IMPLANT ADMINISTRATION 5 • Inserted subdermally in the inner side of the upper arm by a certified health care provider • Drug is released continuously into patient's body through the process of dissolution • Results in a stable level of medication in the blood, avoiding peaks and troughs of oral dosing • Round - the - clock long term treatment (3 - 12 months) in outpatient setting

TITAN PRONEURA PRODUCT PIPELINE 6 CANDIDATE INDICATION DEVELOPMENT STAGE Probuphine ® (United States) Opioid Addiction Probuphine ® (European Union) Opioid Addiction Ropinirole Implant Parkinson’s Disease T3 Implant Hypothyroidism Feasibility evaluation of additional compounds in other chronic disease settings in progress PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MARKET

PROBUPHINE (BUPRENORPHINE) IMPLANT 7 Probuphine (buprenorphine) implant is the first ProNeura based product approved by the FDA in M ay 2016 for the maintenance treatment of opioid addiction EFFICACY Effective in reducing illicit opioid use SAFETY Non - fluctuating drug exposure over six months may provide superior safety and tolerability COMPLIANCE Treatment with implant expected to enhance compliance EASE OF USE Patients dosed once every six months in an outpatient setting DIVERSION Limited access to implants – distribution controlled via a REMS program MARKET Uniquely positioned as a maintenance therapy for patients already in recovery

OPIOID ADDICTION: OPPORTUNITY FOR PROBUPHINE 8 • Major epidemic in the U.S. with an estimated 2.5 million people affected with this disease • Buprenorphine treatment is the gold standard as an effective, safer, and more convenient treatment option with annual U.S. sales around $2 billion • Controls withdrawal symptoms and cravings without inducing opioid euphoria in patients • Convenient outpatient treatment allows take - home medication, unlike methadone • Low risk of respiratory depression versus other opiates • BUT, major challenges with daily dosed formulations persist • Compliance ; V ariable blood levels; Diversion & Abuse • Probuphine addresses all of these challenges and provides a unique treatment option 0 500 1,000 1,500 2,000 2011 2012 2013 2014 2015 U.S. Buprenorphine Sales ($ Millions)

PROBUPHINE DEVELOPMENT & COMMERCIALIZATION UPDATE 9 Partnership with Braeburn Pharma for U.S. and Canada * signed in December 2012 * Braeburn has sublicensed Canadian rights to Knight Therapeutics Milestone payments • Upfront: $15.75 million • Approval Milestone: $15 million • Sales Milestones: up to $165 million Tiered Royalties on net sales • Mid - teens to low 20s (%) • U.S. Patent term to April 2024

PROBUPHINE: RISK EVALUATION & MITIGATION STRATEGY 10 Training and Certification – Providers who prescribe and implant Probuphine will: • Attend Live Training: Lecture and Practicum • Complete the Probuphine REMS P rogram K nowledge Assessment • Be enrolled in the Probuphine REMS program • Providers who will perform Probuphine surgical procedures must meet criteria for procedural competency • Recertification will be required after 12 months, prior to placement of any additional orders Patient Counseling • Patients will be counseled regarding risks of accidental overdose, misuse, and abuse, and when they might need to contact their healthcare provider Closed Distribution • Probuphine will only be available to healthcare providers who have been certified in the Probuphine REMS Program

PROBUPHINE: U.S. COMMERCIALIZATION UPDATE* 11 • More than 2,500 health care providers certified under the Probuphine REMS program • Over 70 payors signaled intention to cover Probuphine, including Medicare, Medicaid & VA programs • Braeburn has devoted additional resources to streamlining the paperwork and improving Probuphine order processing, including expanding specialty pharmacy coverage • In Q1 - 2017 Braeburn commenced a full - scale commercial launch of Probuphine with a fully - deployed field force of approximately 60 representatives across the U.S. * Source: Braeburn Pharmaceuticals, Inc. Form S - 1 filed with U.S. Securities and Exchange Commission on December 30, 2016

PROBUPHINE: U.S. CERTIFIED HEALTH CARE PROVIDERS 12 Information on Probuphine available at www.ProbuphineREMS.com

PROBUPHINE: EX - U.S. PARTNERING PLANS 13 • Advancing ex - U.S. opportunities for regulatory approval and commercial licensing • Progressing discussions with interested companies in EU and other select regions • Received positive scientific and regulatory guidance during December 2016 meetings with British and German health authorities regarding centralized submission plans • In February 2017 received Small Manufacturing Entity (SME) status in Europe which provides economic benefits • In March 2017, EMA confirmed that Probuphine is eligible for review and approval under centralized procedure • Goal is to file Marketing Authorization Application with the EMA in Q4 - 2017 • Opportunity to further develop Probuphine for treatment of chronic pain

PARKINSON’S DISEASE OVERVIEW • Characterized by the loss of dopamine, which alters activity in the brain region impacting movement and motor function • Treated with drugs designed to replace or mimic dopamine in the brain • After several years of treatment , these drugs lose benefit and trigger serious side effects in up to 80% of patients • Titan’s ProNeura technology has the potential to deliver continuous non - fluctuating levels of dopamine agonists for three months or longer from a single treatment 14

PARKINSON’S DISEASE – THERAPEUTICS MARKET 15 * GlobalData; **Parkinson’s Action Network, National Center for Health Statistics; “The Current and Projected Economic Burden of Parkinson’s Disease in the United States” Movement Disorders, March 2013 Based on information from Titan and other sources believed to be reliable and prepared exclusively for Titan. Woodside Capita l P artners is not responsible for any use that Titan may make of this material. Sales of Dopamine Agonists, U.S.* Year Total Sales % DA $ DA 2012 $1.1 Billion 26% $286 Million 2022 $2.3 Billion 18% $414 Million Cost to American Society ** $14.4 Billion Annually Treatment Costs $8.1 Billion Indirect Costs $6.3 Billion If costs continue to rise they will double by 2040 • As many as 1 million people in the U . S . affected • That number is expected to almost double by 2030 due to aging of population • About 60 , 000 newly diagnosed for PD annually • More than 23 , 000 die from PD each year

PRONEURA PARKINSON’S DISEASE PROGRAM 16 • Ropinirole (Requip®), a dopamine agonist marketed by GSK for PD • Evaluated in a Parkinsonian animal model using ProNeura drug delivery platform • Results presented in June 2015 - 19th International Congress of Parkinson's Disease and Movement Disorders • Sustained plasma ropinirole levels for several months following implantation • No local skin irritation at implant site • Controlled PD symptoms without triggering dyskinesias

PRONEURA PARKINSON’S DISEASE PROGRAM 17 Ropinirole implant program status • Implant formulation selected for clinical development • Non - clinical development program defined and initial clinical study design established • FDA feedback received on pre - IND meeting briefing material • Investigational New Drug Application submitted to the FDA in January 2017 • Received FDA verbal communication requesting more information before clinical study proceeds: • Final release test data on the ropinirole implant and the applicator used to insert the implant • I dentify a participating Principal Investigator for the study • FDA written communication expected by late March 2017 • I nitial Phase I pharmacokinetic clinical study start delayed to mid - 2017 • Enroll PD patients receiving adjunctive therapy with oral ropinirole • Replace oral ropinirole therapy with ropinirole implant • Characterize pharmacokinetic profile of the ropinirole implant • Assess safety and tolerability over a three month period

HYPOTHYROIDISM DISEASE OVERVIEW • Thyroid gland does not make enough thyroid hormone to meet body’s need • Typical treatment consists of synthetic prohormone thyroxine (T4) given orally once a day, which is converted by the body to the active triiodothyronine (T3) • Oral T3 treatment is effective, but comes with potential side effects caused by blood level fluctuations • ProNeura platform has potential to deliver continuous, non - fluctuating levels of T3 and provide a stable blood level for several months following a single treatment 18

PRONEURA HYPOTHYROIDISM PROGRAM STATUS 19 • Completed initial formulation development of the implant and conducted in - vitro and in - vivo drug release studies to further define implant formulation • In - vivo non - clinical studies conducted evaluating implant formulations for drug release characteristics • Demonstrated non - fluctuating release of T3 over several months in small and large animal models • Successfully tested in a non - clinical model of hypothyroidism • Further development temporarily delayed awaiting supply of GMP qualified T3 material - material received at the end of January 2017 • Next steps • Complete implant formulation optimization and final testing • Establish the non - clinical study plan that will provide safety data for the IND • Prepare for pre - IND meeting with the FDA in Q3 - 2017 • Evaluate further development schedule based on available resources

TITAN EXECUTIVE MANAGEMENT 20 Marc Rubin, M . D . Executive Chairman & Director • 10 years with Titan • Former Head of Global R&D and member of the Board of Management at Bayer Pharma • Executive R&D and commercial responsibilities at GSK for 13 years • 26 years in the pharmaceutical industry following 7 years at NIH Sunil Bhonsle, M . B . A . President, CEO & Director • 20 years with Titan • 20 years with Bayer Corporation in Biological and Pharmaceutical finance and operations management Kate Beebe, Ph . D . Executive Vice President, Chief Development Officer • 10 years with Titan • 21 years in industry, with senior positions in clinical development and medical affairs at GSK, Merck, and Corcept Therapeutics • 10 years in academic medicine

TITAN PHARMACEUTICALS SUMMARY • ProNeura - Unique and compelling long - term drug delivery platform • Probuphine - Only product on market to provide six - month, continuous, non - fluctuating blood levels of buprenorphine for maintenance treatment of opioid addiction • Attractive U . S . partnership in place and pursuing ex - U . S . opportunities • ProNeura implants for Parkinson’s and Hypothyroidism could significantly enhance Titan’s value • Also evaluating additional compounds in other chronic disease settings • At September 30, 2016: Cash position of $16.5 million funds activities into early 2018 • At September 30, 2016: Common shares outstanding 21.2 million (25.1 million fully diluted) 21

THANK YOU. QUESTIONS? © 2017 TITAN PHARMACEUTICALS INC. NASDAQ:TTNP

PROBUPHINE : IMPLANT INSERTION AND REMOVAL Appendix